Supplement Dated to Your Annual Product Information Notice

Invesco V.I. Global Multi-Asset Fund

The Board of Trustees (“Board”) of the Invesco Funds approved an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of Invesco V.I. Global Multi-Asset Fund (“Target Fund”) into the Invesco V.I. Balanced-Risk Allocation Fund (“Acquiring Fund”). The Agreement requires approval by the Target Fund shareholders, whom will vote on the proposed reorganization at a meeting around April, 2011. If approved by the shareholders, the reorganization is scheduled to take place in the second quarter of 2011 (merger date); at which time assets of the Target Fund will be transferred into the Acquiring Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund.

As a result, if any of your Policy Value is currently invested in the Invesco V.I. Global Multi-Asset Fund sub-account that Policy Value will automatically be transferred into the Invesco V.I. Balanced-Risk Allocation Fund sub-account on the merger date. In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Target Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Target Fund sub-account, your enrollment will automatically be updated to reflect the Acquiring Fund sub-account.

Upon the date of the merger, all references and information contained in the Annual Product Information Notice for your Policy related to Invesco V.I. Global Multi-Asset Fund are deleted.

This supplement should be retained with the Annual Product Information Notice for future reference.

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